Exhibit 23.3

CONSENT OF QUALIFIED PERSON

I, Karen Lohkamp, Senior Geologist of Peabody Energy Corporation, in connection with Peabody Energy Corporation’s Registration Statement on Form S-8 filed August 7, 2026 (the “Registration Statement”), consent to:

•the incorporation by reference of the technical report titled “Technical Report Summary North Antelope Rochelle Mine”, with an effective date of December 31, 2021 and dated February 18, 2022 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, filed as an exhibit to Peabody Energy Corporation’s Annual Report on Form 10-K filed February 19, 2026, into the Registration Statement (the “Form 10-K”);

•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary North Antelope Rochelle Mine; and

•any extracts from or a summary of the Technical Report Summary North Antelope Rochelle Mine incorporated by reference in the Registration Statement and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary North Antelope Rochelle Mine or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am an employee of the Company and a co-author of the Technical Report Summary North Antelope Rochelle Mine filed as an exhibit to the Form 10-K. This consent pertains to the following Sections of the Technical Report Summary North Antelope Rochelle Mine. I certify that I have read the Registration Statement and the Technical Report Summary filed as an exhibit to the Form 10-K as well as the references to the Technical Report Summary North Antelope Rochelle Mine within the Form 10-K and that they fairly and accurately represent the information in the Technical Report Summary North Antelope Rochelle Mine for which I am responsible.

•Section 2    Introduction
•Section 3    Property Description
•Section 4    Accessibility, Climate, Local Resources
•Section 5    History
•Section 6    Geological and Hydrological Setting, Mineralization, and Deposit
•Section 7    Exploration
•Section 8    Sample Preparation, Analyses, and Security
•Section 9    Data Verification
•Section 10    Mineral Processing and Metallurgical Testing
•Section 11    Mineral Resource Estimates
•Section 21    Other Relevant Data and Information
•Section 24     References
•Section 25    Reliance on Information Provided by the Registrant
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations

Signature:          /s/ Karen Lohkamp

Karen Lohkamp
Sr. Geologist

Date:        August 7, 2026

CONSENT OF QUALIFIED PERSON

I, Clayton Kyle, Sr. Manager Production of Peabody Energy Corporation, in connection with Peabody Energy Corporation’s Registration Statement on Form S-8 filed August 7, 2026 (the “Registration Statement”), consent to:

•the incorporation by reference of the technical report titled “Technical Report Summary North Antelope Rochelle Mine”, with an effective date of December 31, 2021 and dated February 18, 2022 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, filed as an exhibit to Peabody Energy Corporation’s Annual Report on Form 10-K filed February 19, 2026, into the Registration Statement (the “Form 10-K”);

•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary North Antelope Rochelle Mine; and

•any extracts from or a summary of the Technical Report Summary North Antelope Rochelle Mine incorporated by reference in the Registration Statement and the use of any information derived, summarized, quoted, or referenced from the Technical Report Summary North Antelope Rochelle Mine or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am an employee of the Company and a co-author of the Technical Report Summary North Antelope Rochelle Mine filed as an exhibit to the Form 10-K. This consent pertains to the following Sections of the Technical Report Summary North Antelope Rochelle Mine. I certify that I have read the Registration Statement and the Technical Report Summary filed as an exhibit to the Form 10-K as well as the references to the Technical Report Summary North Antelope Rochelle Mine within the Form 10-K and that they fairly and accurately represent the information in the Technical Report Summary North Antelope Rochelle Mine for which I am responsible.

•Section 2    Introduction
•Section 3    Property Description
•Section 4    Accessibility, Climate, Local Resources
•Section 5    History
•Section 12    Mineral Reserve Estimates
•Section 13    Mining Methods
•Section 14    Processing and Recovery Methods
•Section 15    Infrastructure
•Section 16    Market Studies and Material Contracts
•Section 17    Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with
Local Individuals or Groups
•Section 18    Capital and Operating Costs
•Section 19    Economic Analysis
•Section 20    Adjacent Properties
•Section 21    Other Relevant Data and Information
•Section 24    References
•Section 25    Reliance on Information Provided by the Registrant
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations

Signature:         /s/ Clayton Kyle

Clayton Kyle
Sr. Manager Production

Date:         August 7, 2026